THE IPO PLUS
AFTERMARKET FUND

Renaissance Capital Greenwich Funds

Prospectus
January 31, 2003

Investment Objective: Capital Appreciation
The IPO Plus Aftermarket Fund (the "IPO Fund") seeks capital appreciation by investing in the common stocks of Initial Public Offerings ("IPOs") on the offering and in the aftermarket.

Investment Adviser: Renaissance Capital
Renaissance Capital Corporation ("Renaissance Capital"), a registered investment adviser, serves as the IPO Fund's investment adviser.
Renaissance Capital is internationally recognized as a leading provider of research on initial public offerings.

No Front-end or Back-end Sales Load
See "Fees and Expenses of the Fund" for further information.

Low Minimum Initial Investment
The minimum initial investment for a regular account is $2,500 or $1,500 if a monthly Automatic Investment Plan is also established. An IRA may be initiated with a $500 minimum investment.

Investors should read this Prospectus and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved the shares of the IPO Fund. The Securities and Exchange Commission also has not determined whether this Prospectus is accurate or complete. Any person who tells you that the Securities and Exchange Commission has made such an approval or determination is committing a crime.

Renaissance Capital Corporation
Two Greenwich Plaza
Greenwich, CT 06830
1-888-IPO-FUND
www.IPOhome.com

TABLE OF CONTENTS

Prospectus 				1

Risk/Return Summary			3
Annual Total Returns 			3

Fees and Expenses of the IPO Fund	4
Investment Objectives, Strategy & Risks	5

Investment Policies and Techniques	7
Management of the IPO Fund		9
Shareholder Information	11
Investing in the IPO Fund		12
Redeeming IPO Fund Shares		16
Dividend and Tax Matters		19

Distribution Arrangements		21

Financial Highlights			22

Additional Information			23



RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE
The IPO Fund seeks appreciation of capital.

PRINCIPAL STRATEGIES
The IPO Fund pursues this objective by investing in the common stocks of IPOs on the offering and in the aftermarket. Renaissance Capital uses its research and statistical information on IPOs in selecting securities for the IPO Fund's portfolio.

PRINCIPAL RISKS
Investing in IPOs entails special risks, including limited operating history of the companies, unseasoned trading, high portfolio turnover and limited liquidity. The IPO Fund is also subject to risk common to all equity mutual funds. These and other risk factors are described in "Risks." You could lose money if you invest in the IPO Fund. Investing in the IPO Fund is best suited for individuals who are not concerned with or who do not require investment income.
Year-by-Year Total Returns
(INSERT BAR CHART HERE)


Average Annual Total Returns for periods ended 12/31/02

	 						Since Inception
			One Year	Five-Year 	 (12/19/97)
IPO Fund		-21.49%		-10.88% 	   -10.76%
S&P 500 Index*		-22.10%	 	- 0.59%	       	   - 0.58%
Russell 2000 Index**	-20.48%	 	- 1.36%       	    -1.35%
NASDAQ Composite***	-31.26%	 	- 2.88%	             -2.86%
The table above compares the returns of the IPO Fund with those of the S&P 500 Index and the Russell 2000 Index. Past performance does not guarantee future results.

*The S&P 500 Index is a widely recognized unmanaged index of common stock prices.
**The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000, which represents approximately 98% of the investable U.S. equity market.
***The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

	IPO Fund's Best Quarter		12/99	71.64%
	IPO Fund's Worst Quarter	12/00  -38.81%




FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the IPO Fund.

Shareholder Fees
(fees paid directly from your investment)

Sales Charge on Purchases				None
Sales Charge on Reinvested Dividends			None
Deferred Sales Charge					None
Redemption Fee on Shares Held 90 Days or Fewer		2.00%

Annual Fund Operating Expenses
(expenses that are deducted from IPO Fund assets)

Management Fees (a)					1.50%
Distribution/Service (12b-1) Fees	.50%
Other Expenses (a)					1.79%
Total Annual Operating Expenses (a)			3.79%
Waiver Reimbursement	(1.29)%
Net Annual Fund Operating Expense			2.50%

Example
(to help you compare the cost of investing in the IPO Fund to other mutual funds)

The example assumes that you invest $10,000 in the IPO Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return for each year and that the IPO Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years 	Ten Years
  $253		$779              $1331           $2836
---------------------------------------------------------------------------
(a) Renaissance Capital has agreed to defer or waive fees or absorb some or all of the expense of the IPO Fund in order to limit Total Annual Operating Expenses to 2.5%. Subject to the 2.5% limitation, such fee deferrals and expense absorptions are subject to later reimbursement over a period of three years. At September 30, 2002, the expense ratio was 2.5%. Renaissance Capital is voluntarily capping expenses at 2.5% through February 2004.

INVESTMENT OBJECTIVE, STRATEGY & RISKS

Investment Objective
The IPO Fund seeks appreciation of capital. The IPO Fund gives individual investors the opportunity to invest in a diverse selection of IPOs that may not otherwise be accessible to individuals. This objective may not be changed without shareholder approval.

Investment Strategy
The IPO Fund pursues this objective by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio of the common stocks of IPOs at the time of the offering and in subsequent aftermarket trading. For purposes of this policy, net assets include any borrowings for investment purposes. The IPO Fund will change this policy only after 60 days notice to shareholders. Aftermarket trading is the secondary trading in an IPO after the initial issuance of shares to public shareholders. The IPO Fund will limit aftermarket investments to those IPOs that have one or more of the following characteristics: (i) limited research;
(ii) unseasoned trading; (iii) limited float; (iv) limited public ownership;
(v) limited operating history; or (vi) are relatively unknown in the U.S. capital markets. Each of these characteristics distinguishes these companies from established companies that trade in the broader stock market. Academic and financial literature consider the aftermarket period for IPOs to be up to ten years. Investments may be made in both large and small capitalization companies. The IPO Fund may also sell securities short. See "Investment Policies and Techniques".

Access to Hot Issues
Due to intense demand for a limited number of shares of certain
"hot issues", individual investors acting alone may have difficulty obtaining shares of IPOs at the offering price. A "hot issue" is any newly issued security which, at the time of its offering, trades in the aftermarket at a price in excess of its offering price. In addition, individual investors may also be limited to those IPOs underwritten by the broker with whom the individual investor has an account. By virtue of its size and institutional nature, the IPO Fund may have greater access to IPOs at the offering price. However, there is no assurance that the IPO Fund will be able to obtain allocations of "hot issues."

Independent IPO Research
Renaissance Capital uses its research and statistical information on IPOs in selecting securities for the IPO Fund's portfolio. This research analyzes the business, fundamentals, financial results, management control issues and proposed valuation of the IPO. Prior to the initial public offering of an IPO and for a period of time thereafter, underwriters and brokerage firms involved in the underwriting are prohibited from providing any commentary or disseminating research on these companies to the general public. Future research distributed by an underwriter may not be considered to be independent due to the financial benefits derived from the underwriting.

Renaissance Capital employs proprietary statistical information on IPO performance trends, number of pending IPOs, industry sectors, and valuation trends to determine the overall tone of market activity. Other information sources used by Renaissance Capital may include the IPO's prospectus filed with the SEC, discussions and meetings with management, periodic corporate financial reports, press releases, general economic and industry data supplied by government agencies and trade associations, and research reports prepared by broker/dealers.

Risks
As with all mutual funds, investing in the IPO Fund involves certain risks. There is no guarantee that the IPO Fund will meet its investment objective or that it will perform as it has in the past. You may lose money if you invest in the IPO Fund. Accordingly, you should consider the risks described below, as well as the risks described in the Statement of Additional Information ("SAI"), before you decide to invest in the IPO Fund.

Special Risks of IPOs
By definition, IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility. The limited number of shares available for trading in some
IPOs may make it more difficult for the IPO Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.
In addition, some IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of such. Foreign initial public offerings are subject to foreign political and currency risks. Many IPOs are issued by undercapitalized companies of small or microcap size.

Risks Common to all Mutual Funds
In general, mutual funds are subject to two common risks:

Market risk is the risk that the market value of a security will go up or down, sometimes rapidly or unpredictably, depending on the supply and demand for the type of security. These fluctuations may cause a security to be worth more or less than the price the IPO Fund originally paid for it. Market risk applies to individual securities, industries, sectors of the economy, and the entire market and is common to all investments. Manager risk is the risk that the IPO Fund's portfolio managers may use a strategy that does not produce the intended result. Manager risk also refers to the possibility that the portfolio manager's strategy may not achieve the IPO Fund's investment objective.

INVESTMENT POLICIES AND TECHNIQUES

Under normal circumstances, the IPO Fund will invest at least 80% of its net assets in the common stocks of the IPOs on the offering and in the aftermarket. The IPO Fund may also invest up to 20% of its net assets in the common stocks of issuers that are not IPOs. The following provides a brief description of some additional types of securities in which the IPO Fund may invest including certain transactions it may enter into and techniques described herein without shareholder approval unless a policy is expressly deemed to be changeable only by shareholder vote.

Short Selling
The IPO Fund may from time to time sell securities short. A short sale is a transaction in which the IPO Fund sells borrowed securities in anticipation of a decline in the market price of the securities. The IPO Fund may make a profit or incur a loss depending on whether the market price of the security decreases or increases between the date of the short sale and the date on which the IPO Fund must replace the borrowed security. All short sales must be fully collateralized, and the IPO Fund will not sell securities short if, immediately after and as a result of the sale, the value of all securities sold short by the IPO Fund exceeds 33 1/3% of its net assets.


Temporary Defensive Investing
When Renaissance Capital deems market or economic conditions to be unfavorable, the IPO Fund may assume a defensive position by temporarily investing up to 100% of its assets in cash or high quality money market instruments, such as short-term U.S. government obligations, commercial paper, or repurchase agreements, seeking to protect its assets until conditions stabilize.

Investment in Foreign Issuers
The IPO Fund may invest up to 25% of its assets, measured at the time of investment, in securities of foreign issuers. However, investment may be made without limitation in securities of foreign issuers that are registered with the SEC and trade on a U.S. stock exchange. Such investments will be made either directly in such issuers or indirectly through American Depository Receipts ("ADRs"), American Depository Shares ("ADSs") or closed-end investment companies.

Portfolio Turnover
The IPO Fund may make short-term investments when it is deemed desirable to do so. The IPO Fund may, from time to time, sell a security without regard to the length of time that it has been held to realize a profit or to avoid an anticipated loss. Short-term transactions produce higher portfolio turnover rates than would otherwise be the case, resulting in the likelihood of larger expenses (including brokerage commissions) than are incurred by mutual funds that engage primarily in long-term transactions. The IPO Fund's portfolio turnover rate was 263.74% for the 12 months ended September 30, 2002.

Additional Investment Techniques
The IPO Fund may invest in derivatives, such as futures and options, which will subject the IPO Fund to additional risks, including increased volatility and a disproportionate impact on the IPO Fund's performance. The IPO Fund may also invest in illiquid and restricted securities, convertible securities, and repurchase agreements, and may sell securities short and engage in securities lending. The IPO Fund may use borrowed money to purchase securities, which is a form of leverage. Each of these investment techniques involves additional risks, which are described in detail in the SAI.

MANAGEMENT OF THE IPO FUND

Investment Adviser
Renaissance Capital, located at Two Greenwich Plaza, Greenwich, CT, 06830, serves as the investment adviser pursuant to an Investment Advisory Agreement (the "Investment Advisory Agreement"), which provides that Renaissance Capital will furnish continuous investment advisory services and management to the IPO Fund, subject to the overall authority of the IPO Fund's Board of Trustees.

Renaissance Capital specializes in researching IPOs and has been providing its proprietary research, primarily to institutional investors, since 1992. Renaissance Capital is internationally recognized as a leading provider of research on initial public offerings. Renaissance Capital has analyzed and built a proprietary research database of more than 3,800 IPOs. Renaissance Capital believes it is the leading provider of such research to institutional investors. In addition, Renaissance Capital makes full-length and abridged versions of its original research available to a wide group of investors through various electronic delivery media. This research and statistical information on IPOs is used in selecting securities for the IPO Fund.

Renaissance Capital supervises and manages the investment portfolio of the IPO Fund and directs the day-to-day management of the IPO Fund's investment portfolio. For its services, Renaissance Capital will receive an annual fee of 1.5% on the average daily net assets of the IPO Fund. Renaissance Capital may, from time to time, voluntarily agree to defer or waive fees or absorb some or all of the expenses of the IPO Fund. In the event it should do so, such fee deferrals and expense absorptions are subject to later reimbursement for a period of three years.

Portfolio Managers
The principals of Renaissance Capital are responsible for the day-to-day management of the IPO Fund's portfolio. Each individual has more than 20 years of relevant portfolio management, securities analysis and corporate finance experience prior to forming Renaissance Capital.

Linda R. Killian, C.F.A.
Founder and Principal of Renaissance Capital, her 23-year professional experience spans investment management and equity research.

Before forming Renaissance Capital, she was a portfolio manager and analyst with Wertheim Schroder Investment Services, where she managed broadly diversified equity and balanced accounts for pension, high net worth and not-for-profit organizations. Her analytic coverage included health care, retailing, telecommunications services, consumer products and media. Prior to Wertheim Schroder, she was a portfolio manager and equity analyst with Citicorp Investment Management where she created, managed and researched the Medium Capitalization Stock Fund, one of the first investment vehicles focusing on the mid-cap sector. Over the six years at Citicorp, she also covered a variety of industries as an analyst, including telecommunication services, special situations, multi-industry companies and mid-capitalization companies. Before joining Citicorp, she was a member of the Utility Corporate Finance Group at The First Boston Corporation, where she was involved in numerous utility debt and equity financings and specialized in financial issues pertaining to diversification and deregulation. As a public utility finance professional, she appeared as an expert witness before public utility commissions and published articles on deregulation in industry journals.

Ms. Killian earned an M.B.A. from the Wharton School in 1979 and a B.A. from New York University in 1972, where she was designated an Outstanding Scholar. She is a Chartered Financial Analyst and is active in the New York Society of Security Analysts.

Kathleen Shelton Smith
Founder and Principal of Renaissance Capital, her 23-year professional experience consists of investment banking and equity research involving technology and emerging growth companies. Her industry expertise is broad including technology, communications, health care and industrial companies.

Prior to forming Renaissance Capital in 1991, she was a director of MerrillLynch Capital Markets' Technology and Emerging Growth Investment Banking Group. Her experience includes mergers and acquisitions and numerous public equity offerings. She has been the investment banker for many IPOs including Cabletron Systems, EMC Corporation and United States Cellular. Over the years she has been a keynote speaker at many highly regarded Technologic Conferences including the conferences on Personal Computers, Communications, Software and Semiconductors.

Ms. Smith earned an M.B.A. from the Wharton School in 1979 and a B.A., Phi Beta Kappa, from the Pennsylvania State University in 1976. She is certified by the NASD as a general securities principal.

William K. Smith
Founder and President of Renaissance Capital, his 24-year professional experience covers equity research, investment banking, financial restructuring and management consulting.

Prior to forming Renaissance Capital, he was an investment banking senior vice president at Kidder Peabody where he was a founding member of Kidder's Financial Restructuring Group. This group was involved in numerous significant and complex restructuring assignments. His industry experience spans electrical equipment, retailing, steel, energy, health care, automotive, technology, publishing, banking and insurance. He was a vice president in the Corporate Finance Group at Bear Stearns prior to Kidder Peabody. While at Bear Stearns, he specialized in corporate restructurings, valuations and mergers & acquisitions. Before that, he was a senior manager in management consulting at the Touche Ross Financial Services Center where he specialized in valuations and mergers & acquisitions for a broad cross section of clients.He is the author of the book, "Strategic Growth Through Mergers and Acquisitions," which was published by Prentice Hall in the United States and Japan.

Mr. Smith earned an M.B.A. in finance from the Wharton School in 1978 and a B.S. in Electrical Engineering from Villanova University in 1973. He is certified by the NASD as a general securities principal and a financial and operations principal.

SHAREHOLDER INFORMATION

Net Asset Value
Net asset value for the IPO Fund is determined as of the end of regular trading hours on the New York Stock Exchange (generally 4:00 p.m. Eastern
Time) on days that the New York Stock Exchange is open. The net asset value per share is determined by dividing the market value of the IPO Fund's securities as of the close of trading plus any cash or other assets (including dividends and accrued interest) less all liabilities (including accrued expenses) by the number of the IPO Fund's shares outstanding.
The IPO Fund's shares trade on the NASDAQ under the symbol IPOSX.

Automatic Investment Plan
The IPO Fund offers an Automatic Investment Plan whereby an investor may automatically purchase shares of the IPO Fund on a monthly or quarterly basis ($100 minimum per transaction). Applications to establish the Automatic Investment Plan are available from the IPO Fund. The minimum initial investment to open an IPO Fund account is reduced to $1,500 when a monthly Automatic Investment Plan is also established.

Retirement Plans
The IPO Fund offers various tax-sheltered retirement plans that allow investors to invest for retirement and to shelter some of their income from taxes. Application forms, as well as descriptions of applicable service fees and certain limitations on contributions and withdrawals, are a vailable from the Transfer Agent of the IPO Fund upon request. These Retirement Plans include Individual Retirement Accounts ("IRAs"), Roth IRAs, Rollover IRAs and SEP IRAs.

Minimum Account Balance
The IPO Fund reserves the right to redeem shares held in any account at its option upon sixty days written notice if the net asset value of the account falls below $500 for reasons other than market conditions and remains so during the notice period.

INVESTING IN THE IPO FUND

Shares of the IPO Fund may be purchased directly from the IPO Fund, or through an account maintained with a securities broker or other financial institution. Investors may be charged a fee if they effect transactions through a securities broker or agent.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. A $20 fee may be charged against an investor's account for any payment check returned to the Transfer Agent for insufficient funds, stop payment, closed account or other reasons. The investor will also be responsible for any losses suffered by the IPO Fund as a result. The IPO Fund reserves the right to reject any purchase order for IPO Fund shares.
No share certificates will be issued.

The minimum purchase requirements, which may be waived in certain circumstances, are $2,500 for regular accounts and $500 for IRAs.
Additional investments are $100. Questions about the IPO Fund can be answered by calling toll-free 1-888-476-3863.

Procedure for Purchasing IPO Fund Shares

	To Open an Account:		To Add to an Account:
By Mail	Complete and sign the		Complete the investment
	New Account Application		slip included with your
	or IRA Application.		account statement and
	Make sure the check is		write your account
	payable to the IPO Fund		number on your check
	and mail to:			made payable to the IPO
					Fund, and mail to the
	The IPO Fund			address to the left. If you
	P.O. Box 2133			don't have an investment
	Milwaukee, WI  53201-2133	slip, put the account name
					and number on the check.

By Courier  Follow instructions above	Follow the instructions
	    and send to:		above and send to the
					address at the left.

	The IPO Fund
	c/o UMB Fund Services, Inc.
	803 W. Michigan St. Suite A
	Milwaukee, WI 53233-2301

By Telephone	Telephone transactions		Call toll-free
		may not be used for initial	1-888-476-3863
		purchases.			to initiate an electronic
						funds transfer.
						Pre-established
						bank account information
                                                will be required.

By Wire	   Prior to the wire purchase,		Follow the instructions
	   you must call 1-888-476-3863		at the left. Please note
	   for an investor account		that wires may be
	   number. At the same time,	  	rejected if they do not
	   you must also complete a		contain complete
	   New Account or IRA			account information.
	   Application. Then wire funds
	   care of:

	   UMB Bank n.a.
	   ABA#: 101000695
	   For Credit to: Renaissance Funds
	   A/C# 987-098-4423
	   For Further Credit to:
	   Investor Account #: ____________________________
	   Shareholder Name: _____________________________
	   Social Security or Taxpayer ID #

By Internet	You may open an account 	You can purchase shares in
		through the IPO Fund's		an existing account through
		web site www.IPOhome.com.	the Fund's web site
		Please read the section		www.IPOhome.com.
		entitled,			To establish Internet
		"Transactions Through		transaction privileges,
		www.IPOhome.com"		you must enroll through
		for more complete		the web site. You
		information about this 		automatically have the
		feature.			ability to establish
						Internet transaction
						privileges unless you
						decline the privileges on
						the New Account
						Application or IRA
						Application.

Purchases by Mail or Courier
The New Account Application or IRA Application, if properly filled out and accompanied by a check made payable to the IPO Fund, will be processed upon receipt by the Transfer Agent. If the Transfer Agent receives your order and payment by the close of regular trading (generally 4:00 p.m. Eastern Time) on the New York Stock Exchange, your shares will be purchased at the net asset value calculated at the close of regular trading on that day. If received after that time, your shares will be purchased at the net asset value determined as of the close of regular trading on the next business day.

Purchases Through Financial Service Agents
If you are investing through a Financial Service Agent, please refer to their program materials for any additional special provisions or fees that may be different from those described in this Prospectus. Certain Financial Service Agents may receive compensation from the IPO Fund. Your shares will be purchased at the net asset value determined as of the close of regular trading on the date that the Financial Services Agent receives your request in good order. The Financial Service Agent must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price within one business day from the date of the trade.

Purchases by Telephone
Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions. Telephone transactions may not be used for initial purchases. Your account must already have banking information established prior to initiating telephone transactions. Your shares will be purchased at the net asset value determined as of the close of regular trading on the date that the Transfer Agent receives your request in good order. Most transfers are completed within three business days after you call to place the order.
To preserve flexibility, the IPO Fund may revise or remove the ability to purchase shares by phone, or may charge a fee for such service, although currently, the IPO Fund does not expect to charge a fee.

The IPO Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmations of all such transactions, and/or tape recording all telephone instructions. Assuming procedures such as the above have been followed, the IPO Fund will not be liable for any loss, cost or expense for acting upon an investor's telephone instructions or for any unauthorized telephone redemption. As a result of this policy, the investor will bear the risk of any loss unless the IPO Fund has failed to follow such procedure(s).

Purchases by Wire
Prior to the wire purchase you must call 1-888-476-3863 for an investor account number. At the same time you must also complete a New Account Application, or IRA Application if applicable. As soon as possible after wiring the money, send the Application to the IPO Fund. The IPO Fund must receive a properly completed Application to establish transaction privileges. If the IPO Fund does not receive your original Application, it may delay payment of redemption proceeds and withhold taxes. You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information on sending funds by wire, including any charges that your bank may make for these services.

Purchases by Internet
For complete information regarding Internet transactions, please see the section entitled "Transactions Through www.IPOhome.com".

REDEEMING IPO FUND SHARES

You may sell (redeem) your shares at any time. A fee will be charged on the redemption of shares equal to 2% of the redemption price of shares of the IPO Fund held 90 days or fewer that are being redeemed. There is no redemption fee for the sale of shares held longer than 90 days. The redemption fee will not apply to shares representing the reinvestment of dividends and capital gains distributions. Reinvested distributions will be sold first without a fee. The redemption fee will be applied on a share by share basis using the "first shares in, first shares out" method. Therefore, the oldest shares are considered to have been sold first. Redemption fee proceeds will be applied to the IPO Fund's aggregate expenses allocable to providing custody and redemption services, including transfer agent fees, postage, printing, telephone costs and employment costs relating to the handling and processing of redemptions. Any excess fee proceeds will be added to the IPO Fund's income.

Ordinarily, the IPO Fund makes payment by check for the shares redeemed within seven days after it receives a properly completed request. However, the right of redemption may be suspended or payment may be postponed under unusual circumstances such as when trading on the New York Stock Exchange is restricted. Payment of redemption proceeds with respect to shares purchased by check will not be made until the check or payment received has cleared, which may take up to 10 calendar days from the purchase date.

Payment of the redemption proceeds for shares of the IPO Fund where an investor requests wire payment will normally be made in federal funds on the next business day. Written instructions to change or add a wire address require that signatures for all account holders be guaranteed. The Transfer Agent will wire redemption proceeds only to the bank and account designated on the New Account Application or IRA Application or in written instructions subsequently received by the Transfer Agent, and only if it is a commercial bank and a member of the Federal Reserve System. The Transfer Agent currently charges a $10 fee for each payment made by wire of redemption proceeds, which will be deducted from the investor's proceeds.

Procedure for Requesting Redemption
You may request the sale of your shares by mail, courier, and telephone or through the Fund's web site www.IPOhome.com, as described below:

By Mail	By Courier
The IPO Fund			The IPO Fund
P.O. Box 2133			c/o UMB Fund Services, Inc.
Milwaukee, WI 53201-2133	803 W. Michigan Street
				Suite A
				Milwaukee, WI 53233-2301

The selling price of each share being redeemed will be the IPO Fund's per share net asset value next calculated after receipt of all required documents in good order. Good order means that the request must include:

	Your IPO Fund account number
	The number of shares or dollar amount to be sold (redeemed)
	The signatures of all account owners exactly as they are registered on the account
	Any required signature guarantees
	Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships
	In the case of shares being redeemed from an IRA or IRA/SEP Plan, a statement of whether or not federal income tax should be withheld (in the absence of any statement, federal tax will be withheld)

A signature guarantee of each owner is required to redeem shares in the following situations (i) if you change ownership on your account;
(ii) when you want the redemption proceeds sent to a different street or bank address from that registered on the account; (iii) if the proceeds are to be made payable to someone other than the account's owner(s);
(iv) any redemption transmitted by federal wire transfer to your bank; and (v) if a change of address request has been received by the IPO Fund or the Transfer Agent within the last 30 days. In addition, signature guarantees are required for all redemptions in excess of $50,000 from any shareholder account.

Signature guarantees are designed to protect both you and the IPO Fund from fraud. Signature guarantees can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges, registered securities associations or clearing agencies deemed eligible by the SEC. Notaries cannot provide signature guarantees.

By Telephone
Shares of the IPO Fund may also be sold by calling the Transfer Agent toll-free at 1-888-476-3863. To use this procedure for telephone redemption, a shareholder must have previously elected this procedure in writing, which election will be reflected in the records of the Transfer Agent, and the redemption proceeds must be mailed directly to the investor or transmitted to the investor's pre-designated account at a domestic bank. To change the designated account or address, a written request with signature(s) guaranteed must be sent to the Transfer Agent. The IPO Fund reserves the right to limit the number of telephone redemptions by an investor. Once made, telephone requests may not be modified or canceled. The selling price of each share being redeemed will be the IPO Fund's per share net asset value next calculated after receipt by the Transfer Agent of the telephone redemption request. The IPO Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Redemptions Through www.IPOhome.com
You may redeem your shares through the IPO Fund's web site www.IPOhome.com. Shares from an account in any of the IPO Fund's tax sheltered retirement plans can not be redeemed through the IPO Fund's web site. For complete information regarding Internet transactions, please see the following section entitled "Transactions Through www.IPOhome.com".

TRANSACTIONS THROUGH WWW.IPOHOME.COM
You may purchase and redeem IPO Fund shares through the IPO Fund's web site www.IPOhome.com. To establish Internet transaction privileges you must enroll through the web site. You automatically have the ability to establish Internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application. You will be required to enter into a user's agreement through the web site in order to enroll in these privileges. In order to conduct Internet transactions, you must have telephone transaction privileges. To purchase shares through the web site you must also have ACH instructions on your account.

If you open your account through the web site, then any redemption proceeds will only be sent to you via ACH or wire to the account from which the initial proceeds were drawn. Otherwise, redemption proceeds may be sent to you by check, or, if your account has bank information, by wire or ACH.

Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund's web site. The
IPO Fund imposes a limit of $50,000 on purchase and redemption transactions through the web site. Transactions through the web site are subject to the same minimums as other transaction methods.

You should be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the web site for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties. While the IPO Fund and its service providers have established certain security procedures, the IPO Fund, its distributor and its Transfer Agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the web site is unavailable for IPO Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method.
Neither the IPO Fund nor its Transfer Agent, distributor or Adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

DIVIDEND AND TAX MATTERS

Dividends and Capital Gain Distributions
The IPO Fund intends to pay dividends from net investment income and net realized capital gains (not offset by capital loss carryovers) on an annual basis in December. When an investor establishes an account, all distributions will automatically be reinvested in full and fractional shares of the IPO Fund and will be calculated to the nearest 1000th of a share. Shares will be purchased at the net asset value in effect on the business day after the dividend record date and will be credited to the investor's account on such date. No income dividend or capital gain distributions will be paid to shareholders in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

Taxes
The IPO Fund intends to qualify annually for and elect tax treatment applicable to all regulated investment companies under Subchapter M of the Internal Revenue Code of 1996, as amended. Because it intends to d istribute substantially all of its net investment income and capital gains to shareholders, it is not expected that the IPO Fund will be required to pay any federal income taxes. The IPO Fund would be subject to a 4% excise tax on the portion of its undistributed income if it fails to meet certain annual distribution requirements. The IPO Fund intends to make distributions in a timely manner, and accordingly, does not expect to be subject to taxes. Shareholders subject to taxation on their income will normally have to pay federal income taxes and any state and local income taxes on the dividends and distributions they receive from the IPO Fund.

At the end of each calendar year, shareholders are sent full information on dividends and long-term capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income and the portion taxable as long-term capital gains.

Prior to purchasing shares of the IPO Fund, prospective shareholders (except for tax qualified retirement plans) should consider the impact of dividends or capital gains distributions that are expected to be announced, or have been announced but not paid. Any such dividends or capital gains distributions paid shortly after a purchase of shares by an investor prior to the record date will have the effect of reducing the per share net asset value by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxation.

Shareholders are advised to consult their own tax advisers with respect to these matters.

SHAREHOLDER COMMUNICATIONS
As an IPO Fund shareholder, you will receive quarterly account statements. You will also receive calendar year-end statements that detail the tax characteristics of any dividends or capital gains that have been distributed.

REGULATORY MAILINGS
Financial reports will be sent at least semiannually. The IPO Fund's annual report will include audited financial statements.

As an IPO Fund shareholder, you will be sent account statements and regulatory mailings in paper format unless you request to receive account statements and/or regulatory mailings in electronic format. You may elect to receive electronic format by registering for this feature on the IPO Fund's web site www.IPOhome.com.

DISTRIBUTION ARRANGEMENTS

The IPO Fund has adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes annual payments by the IPO Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to .50% of the IPO Fund's average daily net assets. A long-term shareholder should consider that the fees and costs he will incur under the Distribution Plan may result in the shareholder paying more over time than the equivalent of the maximum front-end sales charges permitted by the rules and regulations of the National Association of Securities Dealers, Inc.

Payments for distribution under the Plan shall be used to compensate or reimburse the Broker/Dealer and other broker-dealers for services provided and expenses incurred in connection with the sale of the IPO Fund's shares, and are not tied to the amount of actual expenses incurred. Payments for distribution may also be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to .25% of the average daily net asset value of shares invested in the IPO Fund by customers of these broker-dealers.

FINANCIAL HIGHLIGHTS INFORMATION

This financial highlights table is intended to help you understand the IPO Fund's financial performance for the period since its inception on December 19, 1997. Certain information reflects financial results for a single share of the IPO Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the IPO Fund assuming reinvestment of all dividends and distributions.

Tait, Weller & Baker has audited this information. Tait, Weller & Baker's report along with further detail on the IPO Fund's financial statements are included in the annual report, which is available upon request.
For a capital share outstanding throughout the period:
								12/19/97+
				Year ended September 30,	Through
				2002	2001	2000	1999	9/30/98
Net Asset Value,
  beginning of period		$8.36	$30.48	$18.58	$11.19	$12.50
Income From
  Investment Operations
    Net Investment Loss		(0.18)	(0.32)	(0.24)	 (0.16)	(0.08)
    Net Realized and
    Unrealized Gain/(Loss) 	(0.78)	(21.80)	12.14	7.55	(1.23)
Total From Investment
  Operations			(0.96)	(22.12)	11.90	7.39    (1.31)
Net asset value,
  end of period			$7.40	 $8.36	$30.48	$18.58	$11.19
Total return			(11.48)%(72.57)%64.05% 	66.04% 	(10.48)%*
Ratio/supplemental data
Net Assets, End of
  Period (in thousands)      $ 15,871 $ 23,038	$117,981$ 15,422$ 7,288
Ratio of expenses to
  average net assets 		2.50%	 2.50%	  2.50%	  2.50%	 2.50%**
Ratio of net investment
  loss to average
  net assets			(1.89)%	(1.76)%	(0.87)%	(1.17)% (0.96)%**
Ratio of expenses to
  average net assets
  (excluding waivers)		3.79%	2.93%	2.50% 	3.41% 	 4.54%**
Ratio of net investment
  loss to average net assets
  (excluding waivers)		(3.18)% (2.19)%	(0.87%) (2.08%) (2.99)%**
Portfolio turnover rate	263.74% 	69.17%	67.54%	145.78%	71.26%

+Commencement of operations   	*Not Annualized 	**Annualized

ADDITIONAL INFORMATION

Statement of Additional Information
The SAI provides a more complete discussion of certain matters contained in this Prospectus and is incorporated by reference, which means that it is considered a part of the Prospectus.

Annual and Semi-Annual Reports
The annual and semi-annual reports to shareholders contain additional information about the IPO Fund's investments, including a discussion of the market conditions and investment strategies that significantly affected the IPO Fund's performance during its last fiscal year.

Obtaining Information
You may obtain the SAI, annual reports and semi-annual reports without charge by calling toll-free 1-888-476-3863 or by writing to the IPO Fund, P.O. Box 2133, Milwaukee, WI 53201-2133. You can review and copy information about the IPO Fund (including the SAI) at the SEC's Public Reference Room in Washington D.C. You can call 1-202-942-8090 for information on the operations of the Public Reference Room. Reports and other information about the IPO Fund are available at the SEC's Internet site at: http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-6009, or by electronic request to publicinfo@sec.gov.

Transfer and Dividend Disbursing Agent
UMB Fund Services, Inc., which has its headquarters at 803 W. Michigan Street, Suite A, Milwaukee, WI 53233, serves as the IPO Fund's Transfer and Dividend Disbursing Agent.

Custodian
UMB Bank N.A., which has its principal custodial address at 928 Grand Boulevard, 10th Floor, Kansas City, MO, 64106, acts as Custodian for the IPO Fund's investments.

Counsel
Spitzer & Feldman P.C., 405 Park Avenue, New York, NY 10022-4405, serves as counsel to Renaissance Capital Greenwich Funds.

Independent Certified Public Accountants
Tait, Weller & Baker, 8 Penn Central Plaza, Suite 800, Philadelphia, PA 19103, serves as independent certified public accountants of Renaissance Capital Funds.

Investment Company Act File no. 811-08049.